EXHIBIT 32.1


                             PLY GEM HOLDINGS, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Ply Gem Holdings, Inc. (the Company) on Form 10-Q for the period ended July 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lee D. Meyer, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date: August 15, 2005

                                                /s/ Lee D. Meyer
                                       -----------------------------------------
                                                    LEE D. MEYER
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER